Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.4853%



        Excess Protection Level
          3 Month Average  6.17%
          July, 1999  5.88%
          June, 1999  5.08%
          May, 1999  7.54%


        Cash Yield                                  18.70%


        Investor Charge Offs                        4.97%


        Base Rate                                   7.85%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $45,698,903,036.29


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,456,383,517.80